Exhibit 99.2

Second Quarter 2008 Earnings Presentation July 24, 2008 Gary Black Chief Executive Officer Daniel Charles Managing Director of JanusINTECH Institutional Greg Frost Chief Financial Officer C-0708-175 10-15-08

2 Highlights • 2Q 2008 EPS from continuing operations of $0.40 versus $0.24 in 1Q 2008 and $0.28 in 2Q 2007 - 2Q 2008 included a one-time tax benefit of approximately $0.06 per share • Total company long-term net flows for 2Q 2008 of $5.0 billion compared to $(1.5) billion in 1Q 2008 - Highest level of quarterly long-term net flows since 3Q 2000 – $4.8 billion Janus (ex-INTECH) long-term net flows and INTECH net flows of $0.2 billion • Assets Under Management (“AUM”) at June 30, 2008 of $191.8 billion up 2% versus 1Q 2008 • Relative mutual fund performance remains strong across multiple time periods – 78%, 81%, and 83% of Janus’ mutual funds are in the top 2 Lipper quartiles on a 1-, 3-, and 5- year total return basis, respectively, as of June 30, 2008 (1) • Announced plans to purchase an additional 50% of Perkins for $90 million, bringing Janus’ ownership to 80% • Repurchased $75 million of JNS stock in 2Q 2008 at an average price per share of $28.93 Note: (1) Performance reported as of 6/30/2008. Data presented reflects past performance, which is no guarantee of future results. Strong relative performance may not be indicative of positive fund returns. Year-to- date absolute performance for some funds is negative. Funds included in the analysis are Janus Retail (“JIF”), Janus Adviser Series (“JAD”) Class S Shares and J anus Aspen Series (“JAS”) Institutional Shares. The number of funds in each trust is 26, 22 and 12, respectively. See p. 24-29 for complete Lipper rankings and Morningstar ratings.

3 $8.0 $9.2 $9.4 $9.5 $11.7 ($6.6) ($6.2) ($6.3) ($9.9) ($6.9) $1.5 $2.9 $3.1 ($0.4) $4.8 ($16) ($8) $0 $8 $16 2Q07 3Q07 4Q07 1Q08 2Q08 $1.8 $2.5 $4.0 $2.0 $4.5 ($2.3) ($2.9) ($3.9) ($4.2) ($3.2) $0.2 ($1.1) $0.1 ($2.2) $1.3 ($8) ($4) $0 $4 $8 2Q07 3Q07 4Q07 1Q08 2Q08 $14.2 $11.3 $13.4 $11.1 $12.5 ($9.2) ($12.8) ($10.2) ($10.5) ($9.8) $5.0 ($1.5) $3.2 $0.7 $2.7 ($20) ($10) $0 $10 $20 2Q07 3Q07 4Q07 1Q08 2Q08 Both Janus (ex-INTECH) and INTECH long-term net flows were positive in 2Q 2008 Total Company Long-Term Flows (1,2) ($ in billions) INTECH Long-Term Flows (2) ($ in billions) Janus (ex-INTECH) Long-Term Flows (1,2) ($ in billions) Gross Redemptions Gross Sales Net Sales Notes: (1) Long-term flows depicted exclude all money market flows. (2) Annualized s ales and redemption rates calculated as a percentage of beginning of period assets. 30% 25% 28% 24% 33% 23% 23% 21% 27% 21% 27% 11% 23% 11% 16% 20% 24% 22% 17% 15% 32% 33% 31% 31% 41% 26% 23% 21% 32% 24% Annualized Redemption Rate Annualized Gross Sales Rate Annualized Redemption Rate Annualized Gross Sales Rate Annualized Redemption Rate Annualized Gross Sales Rate

4 $1.9 $0.9 $3.1 $1.5 $2.9 ($1.8) ($3.2) ($2.8) ($2.6) ($2.3) $0.5 ($1.1) $0.3 ($2.3) $0.0 ($4) ($2) $0 $2 $4 2Q07 3Q07 4Q07 1Q08 2Q08 $2.8 $2.3 $2.4 $1.5 $2.6 ($1.4) ($2.0) ($1.9) ($2.1) ($2.2) $1.5 $0.3 $0.5 ($0.6) $0.4 ($4) ($2) $0 $2 $4 2Q07 3Q07 4Q07 1Q08 2Q08 $9.6 $8.1 $7.9 $8.1 $7.0 ($6.0) ($7.6) ($5.5) ($5.7) ($5.3) $3.5 $0.5 $2.4 $2.4 $1.8 ($12) ($6) $0 $6 $12 2Q07 3Q07 4Q07 1Q08 2Q08 Retail intermediary and international channels continue to post positive net flows in 2Q 2008 Note: (1) Long-term flows exclude all money market flows. Annualized sales and redemption rates calculated as a percentage of beginning of period assets. Gross Redemptions Gross Sales Net Sales 29% 31% 27% 28% 35% Annualized Redemption Rate Annualized Gross Sales Rate 22% 22% 19% 26% 22% Retail Intermediary (1) ($ in billions, AUM $112.0 billion) Institutional (1) ($ in billions, AUM $53.9 billion) International (1) ($ in billions, AUM $14.1 billion) 86% 46% 74% 68% 90% Annualized Redemption Rate Annualized Gross Sales Rate 72% 64% 59% 59% 44% 19% 10% 20% 6% 14% Annualized Redemption Rate Annualized Gross Sales Rate 16% 17% 18% 21% 14% Annualized Redemption Rate

5 ($36) ($27) ($18) ($9) $0 $9 $18 $27 $36 2Q 2007 3Q 2007 4Q 2007 1Q 2008 2Q 2008 Growth Value Growth minus Value ($20) $0 $20 $40 $60 $80 $100 $120 2Q 2007 3Q 2007 4Q 2007 1Q 2008 2Q 2008 Equity Fixed Income Source: Confluence (2008) Growth returns were positive in 2Q 2008 and continued to outperform Value Negative returns continued across most key indices in 2Q 2008 Year-to-date, equity flows reflect volatile market environment Source: Confluence (2008) Growth flows continued to exceed Value in 2Q 2008 (Quarterly net flows for domestic mutual funds in $ billions, 2Q2007 – 2Q 2008) Source: Strategic Insight, Simfund (2008) 2Q 2008 equity flows driven by strong April and May (Quarterly net flows for mutual funds in $ billions, 2Q 2007 – 2Q 2008) Source: Strategic Insight, Simfund (2008) Key Indices (Cumulative returns over designated periods) LTM YTD 2Q 2008 S&P 500® -13.1% -11.9% -2.7% Russell 1000® Growth -6.0% -9.1% 1.2% Russell 1000® Value -18.8% -13.6% -5.3% MSCI Worldsm -10.7% -10.6% -1.7% MSCI EAFE® -10.6% -11.0% -2.3% MSCI EAFE® Growth -4.4% -8.1% 0.0% MSCI EAFE® Value -16.6% -13.8% -4.6% -6.0% -9.1% 1.2% -13.6% -18.8% -5.3% -25.0% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% LTM Return YTD Return 2Q 2008 Return Russ ell 1000® Growth Russ ell 1000® Value `

6 Janus continues to outperform peers • Janus mutual funds are outperforming peers across multiple time periods – 80%, 86% and 85% of Janus-managed equity mutual funds in the top 2 Lipper quartiles on a 1-, 3-, and 5-year total return basis, respectively, as of June 30, 2008 (1) – 79% of Janus mutual funds had a 4 or 5 star Morningstar overall rating at June 30, 2008, based on risk-adjusted returns (1) – Among the Top 20 Asset Managers Janus ranked 1st, 3rd, 6th and 3rd, based on percent of funds in the top 2 Lipper quartiles on a 1-, 3-, 5-, and 10-year total return basis, respectively, as of June 30, 2008 (2) • INTECH’s near-term performance improved and longer-term performance remains strong (3) – 92%, 44%, 100% and 100% of strategies have outperformed their respective benchmarks over the 1-, 3-, 5-, and 10-year periods, as of June 30, 2008 Data presented reflects past performance, which is no guarantee of future results. Notes: (1) Performance reported as of 6/30/2008. Strong relative performance may not be indicative of positive fund returns. Year-to-date absolute performance for some funds is negative. Funds included in the analysis are J anus Retail (“JIF”), Janus Adviser Series (“JAD”) Class S Shares and Janus Aspen Series (“JAS”) Institutional Shares. See p. 24- 29 for complete Lipper rankings and Morningstar ratings. (2) Rankings are for J anus Retail (“JIF”) and J anus Adviser Series (“JAD”) Class S Shares and are based on Lipper performance as disclosed by Simfund. Selected peer group is defined as the 20 largest Mutual Fund Ass et Managers, based on end of period AUM, as of 6/30/2008. (3) Performance reported as of 6/30/2008, on an annualized basis and net of fees. See p. 30-32 for standardized INTECH performance.

7 51% 55% 63% 67% 50% 25% 33% 24% 19% 28% 86% 88% 75% 86% 78% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/07 9/30/07 12/31/07 3/31/08 6/30/08 Performance remains strong across time periods and products (1) Past performance is no guarantee of future results. (1) References Lipper relative performance on a 1-, 3-, and 5- year basis as of 6/30/2008. Strong relative performance may not be indicative of positive fund returns. Year-to-date absolute performance for some funds is negative. (2) Funds included in the analysis are Janus Retail (“JIF”), Janus Adviser Series (“JAD”) Class S Shares and Janus Aspen Series (“JAS”) Institutional Shares. The number of funds in each trust is 26, 22 and 12, respectively. (3) Janus-Managed Equity Mutual Funds do not include Value Funds, Income Funds, or INTECH Risk-Managed Funds. Funds not ranked by Lipper are not included in the analysis. See p. 24-26 for complete Lipper rankings. 1-Year Basis 3-Year Basis Percent of Funds in Top 2 Lipper Quartiles Based on Total Returns All Janus Mutual Funds (2) Janus- Managed Equity Mutual Funds (3) 5-Year Basis 47% 53% 64% 67% 65% 28% 23% 23% 19% 17% 77% 85% 74% 87% 81% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/07 9/30/07 12/31/07 3/31/08 6/30/08 43% 40% 51% 58% 61% 31% 31% 30% 29% 22% 71% 87% 83% 81% 74% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/07 9/30/07 12/31/07 3/31/08 6/30/08 67% 72% 73% 73% 52% 12% 28% 20% 16% 27% 1 00% 89% 79% 93% 80% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6 /30/07 9/30/07 12/31/07 3/3 1/08 6/30/08 1st Quartile 2nd Quartile 65% 71% 76% 69% 69% 24% 18% 12% 19% 17% 88% 89% 86% 88% 88% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/07 9/30/07 12/3 1/07 3 /31/08 6/30/08 1st Quartile 2nd Quartile 59% 62% 68% 29% 26% 26% 26% 18% 47% 47% 74% 88% 85% 85% 76% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/07 9/30/07 12/31/07 3/31/08 6/30/08 1st Quartile 2nd Quartile

Institutional Distribution Daniel Charles Managing Director of JanusINTECH Institutional

9 $63.6 $73.7 $62.1 $47.9 $35.8 $0 $20 $40 $60 $80 2004 2005 2006 2007 1H 2008 16% 15% 39% 30% The institutional business has grown rapidly, primarily through the growth of INTECH Institutional AUM ($ in billions, 33% of total company AUM as of June 30, 2008) Institutional AUM by Sub-Channel (% of end of period AUM as of June 30, 2008) 2004 to 1H 2008 CAGR = 17.8% Public and Other Funds ($19.2bn) Taft-Hartley ($10.2bn) Corporate / Endowments & Foundations ($24.5bn) Institutional Cash Management ($9.7bn) Institutional Long-Term Flows ($ in billions) • Growth replacement cycle and above target performance drove substantial net flows for INTECH from 2004-2006 • Recent asset allocation decisions favoring alternative strategies and INTECH underperformance have impacted redemptions • Janus-managed products gaining traction Gross Sales Gross Redemptions Net Sales $10.0 $14.1 $13.8 $10.6 $2.8 ($5.1) ($9.0) ($4.5) ($1.7) ($4.7) ($2.3) $1.7 $9.4 $12.4 $5.3 ($18) ($12) ($6) $0 $6 $12 $18 2004 2005 2006 2007 1H 2008

Positioning Janus as a viable player in the institutional marketplace

Key Priorities

- Focusing distribution efforts on the P&I top 600 plans in the Endowment & Foundation, Public and Taft Hartley channels
- Proactively seeking opportunities to expand relationships with existing clients
- Strategically expanding sales and consultant relations team in targeted markets
- Seeking to differentiate and position existing products while strategically launching new strategies

Addressing Challenges

- Janus-managed investment process and performance have been enhanced to increase quality and repeatability
- Institutional product set is well-diversified and has had broad success over the long-term

Janus-Managed Institutional Product Rankings [(1)]

(Percentile rankings as of March 31, 2008)

Janus-Managed Institutional Product Rankings
(Percentile Rankings as of March 31, 2008)

Strategy (Inception)	Percentile Rankings 1-Year	3-Year	5-Year	10-Year
U.S. Growth & Core				
Concentrated Growth (10/94)	1	2	2	2
Mid Cap Growth (4/89)	14	10	12	46
U.S. Research Core (8/04)	40	14	-	-
Small Cap Growth (1/06)	33	-	-	-
Global / International				
International Equity (1/97)	9	3	7	3
Global Research Growth (4/05)	8	7	-	-
Opportunistic				
Opportunistic Alpha (4/00)	10	2	4	-
Select Growth (1/91)	1	5	3	6
U.S. Value				
Mid Cap Value (10/98)	3	11	14	-
Small Cap Value (7/88)	12	41	64	24

Source: eVestment Alliance

Quartile Ranking: 1st | 2nd | 3rd | 4th

Note:
(1) Relative performance shown for 3/31/2008 is latest available. See additional disclosure on Janus-managed institutional product rankings on p. 33.

10

Building on INTECH's success

Key Priorities

- Continuing to increase penetration with existing products
- Seeking opportunities to expand relationships with focused product set
  - Large Cap Value, International Equity, Global Core, Long/Short (130/30) and Market Neutral
- Leveraging alternative product suite to capture allocation mix shift away from long only equities

Addressing Challenges

- 92% of INTECH's product strategies have outperformed their benchmarks over the past twelve months (2)
- Promote further understanding of INTECH's research and investment process

INTECH Product Strategy Batting Averages (1)

(Historical relative gross performance for composites over various time horizons)

As of 6/30/2008	Inception Date	1-year	3-year	5-year	10-year
Large Cap Growth	7/93	76%	92%	100%	100%
Enhanced Plus	7/87	74%	80%	85%	100%
Broad Large Cap Growth	11/00	73%	88%	100%	NA
Broad Enhanced Plus	4/01	63%	88%	100%	NA
Enhanced Index	4/98	78%	100%	100%	100%
Large Cap Core	8/01	68%	100%	100%	NA
Large Cap Value	7/93	66%	80%	87%	100%
Broad Large Cap Value	8/04	53%	67%	NA	NA
Global Core	1/05	90%	100%	NA	NA

Notes:

(1) Batting average is defined as the percentage of periods a strategy has outperformed its relative benchmark, gross of fees. Periods are calculated on a monthly basis, since inception through 6/30/2008. Only composites for INTECH product strategies with at least a 3-year performance track record are shown.

(2) Performance reported as of 6/30/2008, on an annualized basis and net of fees.

See p. 30-32 for standardized INTECH performance.

11

Financials Greg Frost Chief Financial Officer

13 2Q 2008 Financial overview • 2Q 2008 EPS from continuing operations of $0.40 versus $0.24 in 1Q 2008 and $0.28 in 2Q 2007 - One-time tax benefit from a legislative change in Colorado state taxes positively impacted 2Q 2008 by $10.8 million, or approximately $0.06 per share (1) • Average AUM of $200.1 billion and revenue from continuing operations of $304.2 million up 5.5% and 8.2%, respectively, from 1Q 2008 - 2Q 2008 performance fees increased $6.0 million compared to 1Q 2008 • 2Q 2008 operating margin of 34.5% versus 31.8% in 1Q 2008 and 34.6% in 2Q 2007 – Operating expenses of $199.1 million in 2Q 2008 increased $7.4 million versus 1Q 2008 on higher asset-based distribution expense and G&A expenses • Net investment gains from seed capital of $3.0 million in 2Q 2008 versus $(9.5) million in 1Q 2008 • Management remains focused on prudently managing expenses, while continuing to reinvest in the business • Strong liquidity position and cash flow generation support expected investments in subsidiaries and long-term strategic priorities Note: (1) As a result of the Colorado legislative tax change, Janus’ tax rate is expected to decrease by approximately 1.0% beginning on January 1, 2009.

Acquisition of majority stake in Perkins paves the way for build-out of Janus' fundamental Value platform (1)

Transaction Highlights

- Acquisition of additional 50% stake for $90.0 million brings Janus' ownership to 80%
- Remaining 20% stake held primarily by key Perkins investment professionals (3)
  - Proposed deal also includes the grant of profit interests awards designed to retain and incentivize key employees to grow the business (4)
- Facilitates build-out of Janus' fundamental Value product set, including Large Cap Value
- Products will be marketed under the Perkins Investment Management brand
- Transaction expected to be neutral-to-slightly accretive to 2008 and 2009 EPS

Perkins-managed AUM (2)



$12.0
$8.0
$4.0
$0.0
2003 to 1H 2008 CAGR = 14.9%
$5.1
76%
24%
$10.8
11%
89%
Jan 1, 2003 (5)
Jun 30, 2008
Mid Cap Value
Small Cap Value

Mutual Fund Relative Performance (6)

(Lipper percentile rankings and Morningstar ratings, as of 6/30/2008)

	Trust	1-Year	3-Year	5-Year	10-Year	Morningstar Overall Rating
Janus Mid Cap Value Fund - Inv	JIF	7	11	15	-	★★★★
Janus Small Cap Value Fund - Inv	JIF	24	40	52	18	★★★★★

Notes:

(1) Perkins will be a consolidated subsidiary of Janus and will house all fundamental Value products. Transaction contingent on Janus' fundamental Value product fundholders' approval of new subadvisory agreements with Perkins. Expected to close in 4Q 2008.

(2) Assets depicted are those of Janus products managed or subadvised by Perkins.

(3) Janus has the option to acquire the remaining 20% interest of Perkins at fair value at the third, fifth or seventh year from acquisition and the minority owners have the option to require Janus to purchase their interest on the fourth or sixth year from acquisition at fair value.

(4) The awards have a formula-based terminal value based on revenue growth and relative investment performance of products managed by Perkins.

(5) Janus acquired its initial 30% stake in Perkins in 2Q 2003.

(6) Janus Small Cap Value Fund – Investor Shares is closed to new investors. Please see p. 24-29 for complete Lipper rankings and Morningstar ratings.

14

15 Summary • Relative investment performance continues to be strong despite challenging market (1) • Total company long-term net flows at the highest level in nearly 8 years • Janus-managed products gaining traction in the institutional marketplace • Investments in retail intermediary and international channels paying off • Executing on strategic initiatives with the additional 50% purchase of Perkins • Current operating margin demonstrates flexibility in the business model Past performance is no guarantee of future results. Note: (1) References r elative mutual fund performance for the 1-, 3-, 5-, and 10- year periods as of 6/30/2008. Strong relative performance may not be indicative of positive fund returns. Year-to-date absolute performance for some funds is negative. See p. 24-32 for complete Lipper rankings, Morningstar ratings and INTECH performance.

Appendix

17 1% 2% 5% 6% 11% 43% 32% 7% 60% 33% AUM by investment discipline and distribution channel Value ($10.9bn) Retail Intermediary ($114.1bn) $191.8 billion in AUM as of 6/30/08 By Investment Discipline By Distribution Channel Growth / Blend ($81.8bn) Money Market ($11.8bn) Global / International ($21.0bn) Fixed Income ($3.7bn) Mathematical ($61.3bn) Institutional ($63.6bn) International ($14.1bn) Alternative ($1.2bn)

18 $84 $84 $1,698 $376 $869 $209 $829 $493 $293 234.4 216.0 193.5 166.3 160.6 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2004 2005 2006 2007 1H 2008 Amount of Stock Buybacks ($ mm) 0 50 100 150 200 250 EOP Shares Outstanding (mm) Cumulative Buyback Stock Buybacks in Period EOP Shares Outstanding Continuing to return excess cash to shareholders • On July 22, 2008, the Board of Directors approved a new $500 million buyback authorization • 2Q 2008 buyback activity – $75 million of repurchases – 2.6 million shares repurchased – $28.93 average price per share – 1.3% net share reduction (1) • 32.9% net share reduction since June 30, 2004 Janus cumulative stock buyback activity since 2004 (Amount of buybacks in $ millions, shares outstanding in millions) $84 $376 $869 $1,698 2.1% 9.7% 19.2% 30.5% 32.9% Cumulative net share reduction (2) Notes: (1) Net share reduction takes into account 2Q 2008 stock buyback activity and net issuances relating to stock option exercises, restricted stock grants, and the company's employee share purchase plan. (2) Cumulative net share reduction calculated as end of period shares outstanding divided by 239.4 million; the number of shares outstanding as of June 30, 2004. $1,907

2Q 2008 EPS from continuing operations of $0.40

Consolidated Entity

($ in millions, except AUM and per share)	Quarter Ended June 30, 2008	Quarter Ended March 31, 2008	Variance (%)	Quarter Ended June 30, 2008	Quarter Ended June 30, 2007	Variance (%)
Average AUM ($ in billions)	$ 200.1	$ 189.7	5.5%	$ 200.1	$ 188.2	6.3%
Continuing operations [1]						
Revenue	$ 304.2	$ 281.2	8.2%	$ 304.2	$ 273.0	11.4%
Operating expenses	199.1	191.7	3.9%	199.1	178.6	11.5%
Operating income	105.1	89.5	17.4%	105.1	94.4	11.3%
Investment management operating margin	34.5%	31.8%		34.5%	34.6%	
Interest expense	(18.8)	(18.9)	n/a	(18.8)	(11.5)	63.5%
Investment gains (losses), net	3.0	(9.5)	n/a	3.0	0.4	n/a
Other income, net	1.0	4.2	-76.2%	1.0	4.6	-78.3%
Income tax provision	(23.8)	(24.5)	-2.9%	(23.8)	(32.9)	-27.7%
Equity earnings of unconsolidated affiliate	2.3	2.0	15.0%	2.3	1.7	35.3%
Minority interest in consolidated earnings	(3.2)	(3.8)	-15.8%	(3.2)	(5.1)	-37.3%
Net income from continuing operations	65.6	39.0	68.2%	65.6	51.6	27.1%
Net income (loss) from discontinued operations [2]	0.7	(1.6)	n/a	0.7	(2.8)	n/a
Net income	$ 66.3	$ 37.4	77.3%	$ 66.3	$ 48.8	35.9%
Diluted earnings per share [3]						
Continuing operations	$ 0.40	$ 0.24	68.3%	$ 0.40	$ 0.28	42.8%
Discontinued operations [2]	0.00	(0.01)	n/a	0.00	(0.02)	n/a
Diluted earnings per share	$ 0.41	$ 0.23	77.5%	$ 0.41	$ 0.27	52.6%
Weighted average diluted shares outstanding (in millions)	162.4	164.0	-1.0%	162.4	182.4	-11.0%

Notes:
(1) Continuing operations previously disclosed as the investment management segment.
(2) Discontinued operations previously disclosed as the printing and fulfillment segment.
(3) Each component of EPS presented has been individually rounded and therefore totals may not foot.

19

20 Operating margins of 34.5% in 2Q 2008 increased quarter-over-quarter Continuing Operations Note: (1) Includes private account and mutual fund performance fees. Mutual fund performance fee detail is presented on p. 21. June 30, March 31, Variance June 30, June 30, Variance ($ in millions, except AUM and per share) 2008 2008 (%) 2008 2007 (%) Average AUM ($ in billions) 200.1 $ 189.7 $ 5.5% 200.1 $ 188.2 $ 6.3% Revenue Investment management fees 239.8 $ 225.5 $ 239.8 $ 220.6 $ Performance fees (1) 11.6 5.6 11.6 3.8 Other 52.8 50.1 52.8 48.6 Total revenue 304.2 281.2 8.2% 304.2 273.0 11.4% Basis points Investment management fees 48.1 47.7 48.1 47.0 Investment management fees and performance fees 50.4 48.9 50.4 47.8 Operating expenses Employee compensation and benefits 91.6 91.8 91.6 86.8 Long-term incentive compensation 12.5 12.1 12.5 17.0 Marketing and advertising 8.7 7.8 8.7 5.0 Distribution 38.2 36.3 38.2 34.5 Depreciation and amortization 10.7 9.9 10.7 8.7 General, administrative and occupancy 37.4 33.8 37.4 26.6 Total operating expense 199.1 191.7 3.9% 199.1 178.6 11.5% Operating income 105.1 $ 89.5 $ 17.4% 105.1 $ 94.4 $ 11.3% Operating margin 34.5% 31.8% 34.5% 34.6% Quarter Ended Quarter Ended

Mutual funds with performance-based advisory fees

Mutual Funds with Performance Fees [1]
(AUM $ in millions, performance fees $ in thousands)

	EOP AUM 6/30/2008	Benchmark	Base Fee	Performance Fee [2]	Performance Hurdle vs. Benchmark	2Q 2008 P&L Impact of Performance Fees
Contrarian Funds [3]						
Janus Contrarian Fund	$6,770.2	S&P 500® Index	0.64%	± 15 bps	± 7.00%	$2,193.4
Janus Adviser Contrarian Fund	$347.3	S&P 500® Index	0.64%	± 15 bps	± 7.00%	$39.4
Worldwide Funds [3]						
Janus Worldwide Fund	$3,135.1	MSCI World℠ Index	0.60%	± 15 bps	± 6.00%	($589.5)
Janus Adviser Worldwide Fund	$123.6	MSCI World℠ Index	0.60%	± 15 bps	± 6.00%	($31.2)
Janus Aspen Worldwide Growth Portfolio	$998.7	MSCI World℠ Index	0.60%	± 15 bps	± 6.00%	($160.8)
Research Fund [3]						
Janus Research Fund	$4,075.4	Russell 1000® Growth Index	0.64%	± 15 bps	± 5.00%	$1,558.0
Global Research Fund						
Janus Global Research Fund [4,5]	$288.6	Russell 1000® Index / MSCI World Growth Index	0.64%	± 15 bps	± 6.00%	$60.3
Janus Adviser Global Research Fund [6]	$4.6	MSCI World Growth Index	0.64%	± 15 bps	± 6.00%	N/A
Global Real Estate [6]						
Janus Adviser Global Real Estate Fund	$6.6	FTSE EPRA / NAREIT Global Real Estate Index	0.75%	± 15 bps	± 4.00%	N/A
International Equity Fund [7]						
Janus Adviser International Equity Fund	$158.4	MSCI EAFE® Index	0.68%	± 15 bps	± 7.00%	$10.9
International Forty Fund [8]						
Janus Adviser International Forty Fund	$1.0	MSCI All Country World ex-U.S. Index℠	0.73%	± 15 bps	± 6.00%	N/A
Risk-Managed Funds [5]						
INTECH Risk-Managed Stock Fund	$355.0	S&P 500® Index	0.50%	± 15 bps	± 4.00%	($181.2)
Janus Adviser INTECH Risk-Managed Core Fund	$115.9	S&P 500® Index	0.50%	± 15 bps	± 4.00%	($50.7)
Janus Aspen INTECH Risk-Managed Core Portfolio	$27.9	S&P 500® Index	0.50%	± 15 bps	± 4.00%	($8.3)
Mid Cap Value Funds [3,9]						
Janus Mid Cap Value Fund	$7,212.1	Russell Midcap Value® Index	0.64%	± 15 bps	± 4.00%	$1,202.4
Janus Adviser Mid Cap Value Fund	$997.4	Russell Midcap Value® Index	0.64%	± 15 bps	± 4.00%	$103.1
Janus Aspen Mid Cap Value Portfolio	$72.7	Russell Midcap Value® Index	0.64%	± 15 bps	± 4.00%	$14.1
Total	$24,690.5					$4,159.8

Please refer to footnotes on p. 22.

21

22 Mutual funds with performance-based advisory fees (cont’d) Notes: (1) The funds listed have a performance-based investment advisory fee that adjusts upward or downward based on each fund’s performance relative to an approved benchmark index over a performance measurement period. Please see the Funds’ Statement of Additional Information for more details. Actual performance measurement periods used for calculating the performance fees are from 12 months up to 36 months, and then over 36 month rolling periods. (2) Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations. (3) The performance measurement period began on 2/1/2006 and the performance adjustment was implemented as of 2/1/2007. (4) Effective December 31, 2006, Janus Research Fund changed its name to Janus Global Research Fund. Effective January 1, 2007, Janus Global Research Fund will benchmark its performance to the MSCI World Growth Index. This index will be used to calculate the Fund’s performance adjustment to the investment advisory fee for periods after January 1, 2007. The Russell 1000® Index will be used to calculate the performance adjustment to the investment advisory fee for periods prior to January 1, 2007. (5) The performance measurement period began on 1/1/2006 and the performance adjustment was implemented as of 1/1/2007. (6) The performance measurement period began on 12/1/2007 and the performance adjustment will be implemented as of 12/1/2008. (7) The performance measurement period began on 12/1/2006 and the performance adjustment was implemented as of 12/1/2007. (8) The performance measurement period began on 6/1/2008 and the performance adjustment will be implemented as of 6/1/2009. (9) Performance fees paid by the Fund are split 50/50 (net of any reimbursements of expenses incurred or waived by Janus Capital) with Perkins, Wolf, McDonnell, and Company LLC., sub-adviser for the Mid Cap Value funds. Data shown for Janus Mid Cap Value Fund includes both investor and institutional share classes. The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth rates. The MSCI World Growth Index is a subset of the Morgan Stanley Capital Worldsm Index which is a market capitalization weighted index composed of companies representative of the market structure of developed market countries around the world. The index includes reinvestment of dividends, net of foreign withholding taxes. The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets. The MSCI All Country World ex-U.S. IndexSM is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

23 LTI amortization schedule Notes: (1) Schedule reflects LTI awards granted as of 6/30/2008. (2) Includes reduction in expense related to estimated forfeitures. (3) 2008 EPS growth for the 2007 grant is calculated excluding the $7 million decrease related to the 2002 5% grant becoming fully amortized in 2007. (4) Grants do not include performance based acceleration and vest on a pro rata basis. (5) Includes other grants with no performance vesting and grants made to executives which will not vest if targeted EPS growth is not met. Full-Year 2008 Long-Term Incentive Compensation Amortization (1,2) ($ in millions) % remaining to vest Amount remaining to vest <10% 10% - 15% 15% - 20% 20% - 25% 25% - 50% >50% % amortized based on EPS growth 25% 30% 35% 40% 45% 50% 2005 grant 0% - $ - $ - $ - $ - $ - $ - $ 2006 grant 10% 3.6 3.6 3.6 3.6 3.6 3.6 3.6 2007 grant (3) 55% 16.0 7.8 9.1 10.4 11.8 13.1 14.4 2008 grant (4) 100% 42.0 Retention / Succession grants Janus investment team (4) 100% 18.9 INTECH (4) 100% 15.0 All other (5) n/a 50.5 13.8 14.3 14.5 15.2 15.6 16.1 Grants vest over 10 years Grants vest over 3 years 2008 EPS Growth Assumptions Grants vest over 4 years

24 Lipper Quartile: 1st 2nd 3rd 4th Seven Janus-managed JIF funds across seven different categories are ranked in the top quartile on a 1-, 3-, and 5-year total return basis *Closed to new investors. ‡ In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year. Past performance is no guarantee of future results. Top quartile relative performance may not be indicative of positive fund returns. Year-to-date absolute performance for some funds is negative. Lipper Inc. rankings are historical with capital gains and dividends reinvested. (1) Ranking is for the investor s hare class only; other classes may have different performance characteristics. (2) AUM for the asset allocation funds are not reported separately as they have been reflected in the respective underlying funds. If an expense waiver was in effect, it may have had a material effect on the total return or yield and therefore, the ranking for the period. 6/30/08 PM Percentile Rank / Percentile Rank / Percentile Rank / Percentile Rank / Percentile Rank / AUM ($mms) Inception Lipper Category Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Growth Funds Janus Twenty Fund* 12,795 $ J an-08 Large-Cap Growth Funds 1 1 / 756 1 1 / 641 1 1 / 530 2 4 / 259 Janus Fund 10,812 $ Oct-07 Large-Cap Growth Funds 55 411 / 756 29 183 / 641 33 175 / 530 45 117 / 259 Janus Orion Fund 5,095 $ Dec-07 Multi-Cap Growth Funds 3 12 / 493 2 6 / 374 1 1 / 314 - - Janus Research Fund 4,075 $ J an-06 Large-Cap Growth Funds 46 342 / 756 7 43 / 641 9 46 / 530 4 10 / 259 6 37 / 679 Janus Enterprise Fund 2,145 $ Oct-07 Mid-Cap Growth Funds 13 75 / 596 8 40 / 501 7 27 / 408 44 79 / 181 J anus Venture Fund* 1,182 $ J an-01 Small-Cap Growth Funds 88 532 / 604 44 212 / 486 23 91 / 400 33 63 / 192 28 85 / 307 J anus Triton Fund 153 $ Jun-06 Small-Cap Growth Funds 20 119 / 604 5 24 / 486 - - - - 8 38 / 539 Core Funds Janus Contrarian Fund 6,770 $ Feb-00 Multi-Cap Core Funds 47 392 / 847 1 6 / 664 1 4 / 486 - - 7 18 / 276 J anus Growth and Income Fund 5,267 $ Nov-07 Large-Cap Core Funds 44 358 / 817 34 233 / 692 23 132 / 574 11 33 / 323 J anus Balanced Fund 2,818 $ Apr-05 Mixed-Ass et Target Alloc. Mod. Funds 3 10 / 462 4 12 / 361 14 32 / 239 7 9 / 141 2 6 / 359 J anus Fundamental Equity Fund 863 $ Nov-07 Large-Cap Core Funds 35 280 / 817 11 73 / 692 4 19 / 574 3 7 / 323 INTECH Risk-Managed Stock Fund 355 $ Feb-03 Multi-Cap Core Funds 41 344 / 847 63 415 / 664 28 132 / 486 - - 39 182 / 475 Global/International Funds Janus Overseas Fund* 9,052 $ Jun-03 International Funds 10 108 / 1141 1 2 / 815 1 1 / 676 4 13 / 339 1 2 / 674 Janus Worldwide Fund 3,135 $ Jun-04 Global Funds 95 422 / 446 91 317 / 350 98 263 / 268 95 117 / 123 94 279 / 298 J anus Global Life Sciences Fund 822 $ Apr-07 Global Healthcare/Biotechnology Funds 3 2 / 70 21 11 / 53 3 1 / 48 - - 2 1 / 69 J anus Global Technology F und 814 $ J an-06 Global Science & Technology Funds 34 36 / 108 16 16 / 102 36 32 / 90 - - 20 20 / 103 Janus Global Research Fund 289 $ Feb-05 Global Funds 9 38 / 446 5 16 / 350 - - - - 4 10 / 323 Janus Global Opportunities Fund 121 $ Jun-01 Global Funds 96 426 / 446 98 343 / 350 83 221 / 268 - - 41 84 / 206 Value Funds Janus Mid Cap Value Fund - Inv(1) 6,415 $ Aug-98 Mid-Cap Value Funds 7 24 / 343 11 28 / 270 15 31 / 209 - - 2 1 / 67 Janus Small Cap Value Fund - Inv.*(1) 607 $ Feb-97 Small-Cap Core Funds 24 182 / 786 40 249 / 628 52 251 / 486 18 33 / 193 17 21 / 125 Income Funds Janus Flexible Bond Fund 879 $ May-07 Intermediate Investment Grade Debt 10 51 / 557 8 34 / 464 18 67 / 393 36 67 / 189 12 60 / 544 Janus High-Yield Fund 505 $ Dec-03 High Current Yield Funds 74 340 / 460 60 232 / 387 65 218 / 339 24 39 / 167 51 175 / 348 Janus Short-Term Bond Fund 192 $ May-07 Short Investment Grade Debt 37 97 / 263 28 59 / 212 22 35 / 165 32 27 / 84 36 94 / 262 Asset Allocation Funds J anus Smart Portfolio-Growth(2) N/A Dec-05 Mixed-Ass et Target Alloc. Growth Funds 9 53 / 655 - - - - - - 3 13 / 563 J anus Smart Portfolio-Moderate(2) N/A Dec-05 Mixed-Ass et Target Alloc. Mod. Funds 6 26 / 462 - - - - - - 2 7 / 393 J anus Smart Portfolio-Conservative(2) N/A Dec-05 Mixed-Ass et Target Alloc. Cons . Funds 17 69 / 429 - - - - - - 2 6 / 338 ‡ ‡ Janus Investment Fund ("JIF") 1-Year 10-Year 3-Year 5-Year Lipper Rankings Based on Total Returns as of 6/30/08 Since PM Inception ‡ ‡ ‡ ‡

Six Janus-managed JAD funds across six different Lipper categories are outperforming peers on a 1-, 3-, 5-, and 10-year total return basis

Janus Adviser Series ("JAD") Class S Shares

Lipper Rankings Based on Total Returns as of 6/30/08

		6/30/08 AUM ($mm)	PM Inception	Lipper Category	1-Year Percentile Rank (%)	1-Year Rank / Total Funds	3-Year Percentile Rank (%)	3-Year Rank / Total Funds	5-Year Percentile Rank (%)	5-Year Rank / Total Funds	10-Year Percentile Rank (%)	10-Year Rank / Total Funds	Since PM Inception Percentile Rank (%)	Since PM Inception Rank / Total Funds
Growth Funds														
Forty Fund	$	4,026	Jan-08	Large-Cap Growth Funds	1	4 / 756	1	3 / 641	1	2 / 530	1	1 / 259	‡	
Mid Cap Growth Fund	$	191	Oct-07	Mid-Cap Growth Funds	17	96 / 596	10	46 / 501	10	38 / 408	49	88 / 181	‡	
Large Cap Growth Fund	$	127	Oct-07	Large-Cap Growth Funds	62	464 / 756	36	231 / 641	41	217 / 530	41	105 / 259	‡	
INTECH Risk-Managed Growth Fund	$	74	Jan-03	Multi-Cap Growth Funds	53	257 / 493	83	309 / 374	73	229 / 314	-	-	79	240 / 305
Orion Fund	$	6	Dec-07	Mid-Cap Growth Funds	8	42 / 596	-	-	-	-	-	-	‡	
Small-Mid Growth Fund	$	0	Jun-06	Small-Cap Growth Funds	22	133 / 604	-	-	-	-	-	-	11	59 / 539
Core Funds														
Balanced Fund	$	479	Apr-05	Mixed-Asset Target Alloc. Mod. Funds	4	15 / 462	4	13 / 361	15	34 / 239	5	7 / 141	2	7 / 359
Growth and Income Fund	$	104	Nov-07	Large-Cap Core Funds	51	411 / 817	47	325 / 692	31	173 / 574	4	11 / 323	‡	
Fundamental Equity Fund	$	41	Nov-07	Large-Cap Core Funds	34	277 / 817	11	74 / 692	5	24 / 574	2	4 / 323	‡	
Small Company Value Fund	$	27	Mar-02	Small-Cap Core Funds	61	478 / 786	61	378 / 628	58	280 / 486	-	-	27	109 / 416
INTECH Risk-Managed Core Fund	$	13	Jan-03	Multi-Cap Core Funds	41	344 / 847	64	424 / 664	30	144 / 486	-	-	33	154 / 466
Contrarian Fund	$	8	Aug-05	Multi-Cap Core Funds	46	390 / 847	-	-	-	-	-	-	3	15 / 673
Global/International/ Funds														
International Growth Fund *	$	1,528	Jun-03	International Funds	5	50 / 1141	1	3 / 815	1	2 / 676	4	12 / 339	1	3 / 674
Worldwide Fund	$	90	Jun-04	Global Funds	96	428 / 446	94	329 / 350	99	265 / 268	93	115 / 123	97	288 / 298
International Equity Fund	$	6	Nov-06	International Funds	3	24 / 1141	-	-	-	-	-	-	4	36 / 1022
INTECH Risk-Managed International Fund	$	2	May-07	International Funds	21	230 / 1141	-	-	-	-	-	-	34	374 / 1123
Value Funds														
Mid Cap Value Fund	$	143	Dec-02	Mid-Cap Value Funds	7	22 / 343	10	26 / 270	14	29 / 209	-	-	21	41 / 202
INTECH Risk-Managed Value Fund	$	0	Dec-05	Multi-Cap Value Funds	50	215 / 431	-	-	-	-	-	-	64	225 / 355
Alternative Funds														
Long/Short Fund *	$	40	Aug-06	Long/Short Equity Funds	30	24 / 81	-	-	-	-	-	-	13	7 / 53
Income Funds														
Flexible Bond Fund	$	38	May-07	Intermediate Investment Grade Debt	13	69 / 557	15	69 / 464	28	107 / 393	39	74 / 189	15	78 / 544
Floating Rate High Income Fund	$	1	May-07	Loan Participation Funds	81	63 / 77	-	-	-	-	-	-	80	59 / 73
High-Yield Fund	$	1	Aug-05	High Current Yield	75	342 / 460	-	-	-	-	-	-	69	272 / 395

Lipper Quartile: 1st | 2nd | 3rd | 4th

*Closed to new investors. ‡ In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Past performance is no guarantee of future results. Top quartile relative performance may not be indicative of positive fund returns. Year-to-date absolute performance for some funds is negative.

Lipper Inc. rankings are historical with capital gains and dividends reinvested. Rankings are for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield and therefore, the ranking for the period.

25

All JAS Growth and Core funds continue to outperform peers on a 1-, 3-, 5-, and 10-year total return basis

Janus Aspen Series ("JAS") Institutional Shares

		6/30/08 AUM ($mm)	PM Inception	Lipper Category	Lipper Rankings Based on Total Returns as of 6/30/08 — 1-Year: Percentile Rank (%)	1-Year: Rank / Total Funds	3-Year: Percentile Rank (%)	3-Year: Rank / Total Funds	5-Year: Percentile Rank (%)	5-Year: Rank / Total Funds	10-Year: Percentile Rank (%)	10-Year: Rank / Total Funds	Since PM Inception: Percentile Rank (%)	Since PM Inception: Rank / Total Funds
Growth Funds														
Forty Portfolio	$	730	Jan-08	VA Large-Cap Growth	1	1 / 205	1	1 / 191	2	2 / 173	2	1 / 59	‡	
Large Cap Growth Portfolio	$	563	Oct-07	VA Large-Cap Growth	50	103 / 205	23	44 / 191	40	68 / 173	49	29 / 59	‡	
Mid Cap Growth Portfolio	$	511	Oct-07	VA Mid-Cap Growth	9	12 / 148	5	6 / 136	9	10 / 123	42	16 / 38	‡	
Core Funds														
Balanced Portfolio	$	1,202	Apr-05	VA Mixed-Asset Target Alloc Mod	4	5 / 144	6	6 / 104	10	7 / 75	7	3 / 44	5	4 / 98
Growth and Income Portfolio	$	33	Nov-07	VA Large-Cap Core	33	67 / 207	35	64 / 183	24	40 / 166	4	3 / 79	‡	
Fundamental Equity Portfolio	$	10	Nov-07	VA Large-Cap Core	26	54 / 207	13	23 / 183	4	6 / 166	3	2 / 79	‡	
Global/International Funds														
Worldwide Growth Portfolio	$	844	Jun-04	VA Global	97	106 / 109	91	75 / 82	96	71 / 73	95	33 / 34	97	76 / 78
International Growth Portfolio*	$	807	Jun-03	VA International	8	19 / 247	1	1 / 212	1	1 / 194	6	5 / 93	1	1 / 194
Global Life Sciences Portfolio	$	3	Oct-04	VA Health/Biotechnology	6	2 / 35	22	7 / 32	4	1 / 28	-	-	4	1 / 32
Global Technology Portfolio	$	3	Jan-06	VA Science & Technology	33	20 / 60	25	14 / 56	35	19 / 54	-	-	28	16 / 57
Value Funds														
Mid Cap Value Portfolio	$	13	May-03	VA Mid-Cap Value	2	1 / 71	2	1 / 63	2	1 / 54	-	-	2	1 / 53
Income Funds														
Flexible Bond Portfolio	$	307	May-07	VA Intermediate Investment Grade Debt	31	20 / 64	22	12 / 56	29	15 / 52	27	6 / 22	36	23 / 64

Lipper Quartile: 1st | 2nd | 3rd | 4th

*Closed to new investors. ‡ In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Past performance is no guarantee of future results. Top quartile relative performance may not be indicative of positive fund returns. Year-to-date absolute performance for some funds is negative.

Lipper Inc. rankings are historical with capital gains and dividends reinvested. Rankings are for the Institutional Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield and therefore, the ranking for the period.

26

JIF Morningstar Rating™ based on risk-adjusted returns as of June 30, 2008

Janus Investment Fund ("JIF")

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating™ metrics.

Fund	Category	Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating	
		Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds
Janus Fund	Large Growth Funds	★★★	1488	★★★★	1488	★★★	1215	★★★	589
Janus Enterprise Fund	Mid-Cap Growth Funds	★★★★	813	★★★★★	813	★★★★★	684	★★	325
Janus Growth and Income Fund	Large Growth Funds	★★★★	1488	★★★	1488	★★★	1215	★★★★	589
Janus Research Fund	Large Growth Funds	★★★★	1488	★★★★	1488	★★★★	1215	★★★	589
Janus Orion Fund	Mid-Cap Growth Funds	★★★★★	813	★★★★★	813	★★★★★	684		N/A
Janus Twenty Fund [1]	Large Growth Funds	★★★★★	1488	★★★★★	1488	★★★★★	1215	★★★★	589
Janus Venture Fund [1]	Small Growth Funds	★★★	705	★★★	705	★★★★	571	★★	273
Janus Triton Fund	Small Growth Funds	★★★★★	705	★★★★★	705		N/A		N/A
Janus Global Research Fund	World Stock Funds	★★★★★	479	★★★★★	479		N/A		N/A
Janus Global Life Sciences Fund	Specialty-Health Funds	★★★★	183	★★★★	183	★★★★	166		N/A
Janus Global Technology Fund	Specialty-Technology Funds	★★★★	257	★★★★	257	★★★★	229		N/A
Janus Overseas Fund [1]	Foreign Large Growth Funds	★★★★★	182	★★★★★	182	★★★★★	157	★★★★	75
Janus Worldwide Fund	World Stock Funds	★	479	★★	479	★	400	★	208
Janus Global Opportunities Fund	World Stock Funds	★★	479	★	479	★★	400		N/A
Janus Balanced Fund	Moderate Allocation Funds	★★★★	935	★★★★★	935	★★★★	707	★★★★	415
INTECH Risk-Managed Stock Fund	Large Blend Funds	★★★★	1715	★★★	1715	★★★★	1325		N/A
Janus Fundamental Equity Fund	Large Blend Funds	★★★★	1715	★★★★	1715	★★★★	1325	★★★★	660
Janus Contrarian Fund	Large Blend Funds	★★★★★	1715	★★★★★	1715	★★★★★	1325		N/A
Janus Mid Cap Value Fund - Investor Shares [2]	Mid-Cap Value Funds	★★★★★	318	★★★★★	318	★★★★★	225		N/A
Janus Small Cap Value Fund - Investor Shares [1,2]	Small Value Funds	★★★★	331	★★★★	331	★★★	265	★★★★	108
Janus Flexible Bond Fund	Intermediate-Term Bond Funds	★★★★	990	★★★★	990	★★★★	831	★★★	438
Janus High-Yield Fund	High Yield Bond Funds	★★★★	476	★★★	476	★★★	413	★★★★	214
Janus Short-Term Bond Fund	Short-Term Bond Funds	★★★★	381	★★★★	381	★★★★	303	★★★	164
Janus Smart Portfolio-Growth	Moderate Allocation Funds		N/A		N/A		N/A		N/A
Janus Smart Portfolio-Moderate	Moderate Allocation Funds		N/A		N/A		N/A		N/A
Janus Smart Portfolio-Conservative	Conservative Allocation Funds		N/A		N/A		N/A		N/A
Percent of funds rated 4 or 5 Stars		**82.6%**		**73.9%**		**71.4%**		**50.0%**	

Data presented reflects past performance, which is no guarantee of future results. © 2008 Morningstar, Inc. All Rights Reserved.

Notes: (1)Closed to new investors. (2)Rating is for this share class only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

Strong relative performance may not be indicative of positive fund returns. Year-to-date absolute performance for some funds is negative.

27

JAD Morningstar Rating™ based on risk-adjusted returns as of June 30, 2008

Janus Adviser Series ("JAD") Class S Shares

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating™ metrics.

Fund	Category	Overall Rating Stars	Overall Rating # of Funds	Three-Year Rating Stars	Three-Year Rating # of Funds	Five-Year Rating Stars	Five-Year Rating # of Funds	Ten-Year Rating Stars	Ten-Year Rating # of Funds
Balanced Fund	Moderate Allocation Funds	★★★★★	935	★★★★★	935	★★★★	707	★★★★★	415
Fundamental Equity Fund	Large Blend Funds	★★★★	1715	★★★★	1715	★★★★	1325	★★★★★	660
Flexible Bond Fund	Intermediate-Term Bond Funds	★★★★	990	★★★★	990	★★★★	831	★★★	438
International Growth Fund	Foreign Large Growth Funds	★★★★★	182	★★★★★	182	★★★★★	157	★★★★★	75
Forty Fund	Large Growth Funds	★★★★★	1488	★★★★★	1488	★★★★★	1215	★★★★★	589
Growth & Income Fund	Large Growth Funds	★★★★	1488	★★	1488	★★★	1215	★★★★★	589
International Growth Fund (1)	Foreign Large Growth Funds	★★★★★	182	★★★★★	182	★★★★★	157	★★★★★	75
Large Cap Growth Fund	Large Growth Funds	★★★	1488	★★★	1488	★★★	1215	★★★	589
Mid Cap Growth Fund	Mid-Cap Growth Funds	★★★★	813	★★★★★	813	★★★★★	684	★★	325
Mid Cap Value Fund	Mid-Cap Value Funds	★★★★★	318	★★★★★	318	★★★★★	225		N/A
Risk-Managed Core Fund	Large Blend Funds	★★★★	1715	★★★	1715	★★★★	1325		N/A
Risk-Managed Growth Fund	Large Growth Funds	★★★	1488	★★	1488	★★★	1215		N/A
Contrarian Fund	Large Blend Funds		N/A		N/A		N/A		N/A
International Equity Fund	Foreign Large Growth Funds		N/A		N/A		N/A		N/A
Floating Rate High Income	Bank Loan Funds		N/A		N/A		N/A		N/A
Global Real Estate Fund	Specialty-Real Estate Funds		N/A		N/A		N/A		N/A
Global Research Fund	World Stock Funds		N/A		N/A		N/A		N/A
Long/Short Fund (1)	Long-Short Funds		N/A		N/A		N/A		N/A
High-Yield Fund	High Yield Bond Funds		N/A		N/A		N/A		N/A
Orion Fund	Mid-Cap Growth Funds		N/A		N/A		N/A		N/A
Risk-Managed Value Fund	Large Value Funds		N/A		N/A		N/A		N/A
Small Company Value Fund	Small Value Funds		N/A		N/A		N/A		N/A
Small-Mid Growth Fund	Mid-Cap Growth Funds		N/A		N/A		N/A		N/A
International Forty Fund	Foreign Large Growth Funds		N/A		N/A		N/A		N/A
Worldwide Fund	World Stock Funds		N/A		N/A		N/A		N/A
Percent of funds rated 4 or 5 Stars		**83.3%**		**66.7%**		**75.0%**		**66.7%**	

Data presented reflects past performance, which is no guarantee of future results. © 2008 Morningstar, Inc. All Rights Reserved.

Note: (1)Closed to new investors.

Ratings are for Class S Shares only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

Strong relative performance may not be indicative of positive fund returns. Year-to-date absolute performance for some funds is negative.

28

JAS Morningstar Rating™ based on risk-adjusted returns as of June 30, 2008

Janus Aspen Series ("JAS") Institutional Shares

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating™ metrics.

Fund	Category	Overall Rating Stars	Overall Rating # of Funds	Three-Year Rating Stars	Three-Year Rating # of Funds	Five-Year Rating Stars	Five-Year Rating # of Funds	Ten-Year Rating Stars	Ten-Year Rating # of Funds
Balanced Fund	Moderate Allocation Funds	★★★★★	935	★★★★★	935	★★★★	707	★★★★★	415
Flexible Bond Fund	Intermediate-Term Bond Funds	★★★★	990	★★★★★	990	★★★★	831	★★★★	438
Forty Fund	Large Growth Funds	★★★★★	1488	★★★★★	1488	★★★★★	1215	★★★★★	589
Fundamental Equity Fund	Large Blend Funds	★★★★	1715	★★★★	1715	★★★★	1325	★★★★★	660
Global Life Sciences Fund	Specialty-Health Funds	★★★★	183	★★★★★	183	★★★★	166		N/A
Global Technology Fund	Specialty-Technology Funds	★★★★	257	★★★★	257	★★★★	229		N/A
Growth & Income Fund	Large Growth Funds	★★★★	1488	★★★	1488	★★★	1215	★★★★★	589
International Growth Fund [1]	Foreign Large Growth Funds	★★★★★	182	★★★★★	182	★★★★★	157	★★★★	75
Worldwide Fund	World Stock Funds	★★	479	★★	479	★	400	★★	208
Large Cap Growth Fund	Large Growth Funds		N/A		N/A		N/A		N/A
Mid Cap Growth Fund	Mid-Cap Growth Funds		N/A		N/A		N/A		N/A
Mid Cap Value Fund	Mid-Cap Value Funds		N/A		N/A		N/A		N/A
Percent of funds rated 4 or 5 Stars		**88.9%**		**77.8%**		**77.8%**		**85.7%**	

Data presented reflects past performance, which is no guarantee of future results. © 2008 Morningstar, Inc. All Rights Reserved.

Note: [1] Closed to new investors.

Ratings are for the Institutional Shares only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

Strong relative performance may not be indicative of positive fund returns. Year-to-date absolute performance for some funds is negative.

29

Latest INTECH standardized performance (1)

Composite and Respective Index (Composite returns shown net of fees)	Inception Date	Annualized Returns (%) for Periods Ended 6/30/08 1 Year	3 Year	5 Year	10 Year	Since Inception
Large Cap Growth Composite	7/93	(3.91)	4.83	8.65	6.96	13.42
S&P 500® / Citigroup Growth Index		(5.82)	5.40	6.65	1.68	9.03
Difference versus S&P 500® / Citigroup Growth Index		1.91	(0.57)	2.00	5.28	4.39
Enhanced Plus Composite	7/87	(10.81)	4.85	9.36	5.21	10.80
S&P 500® Index		(13.12)	4.40	7.58	2.88	9.55
Difference versus S&P 500® Index		2.31	0.45	1.78	2.33	1.25
Broad Large Cap Growth Composite	11/00	(6.95)	4.45	8.33	--	(0.03)
Russell 1000® Growth Index		(5.96)	5.92	7.33	--	(3.46)
Difference versus Russell 1000® Growth Index		(0.99)	(1.47)	1.00	--	3.43
Broad Enhanced Plus Composite	4/01	(12.29)	3.97	8.90	--	5.29
Russell 1000® Index		(12.36)	4.81	8.22	--	3.78
Difference versus Russell 1000® Index		0.07	(0.84)	0.68	--	1.51
Enhanced Index Composite	4/98	(11.75)	4.64	8.04	3.77	4.12
S&P 500® Index		(13.12)	4.40	7.58	2.88	3.14
Difference versus S&P 500® Index		1.37	0.24	0.46	0.89	0.98
Large Cap Core Composite	8/01	(10.55)	4.25	10.11	--	5.11
S&P 500® Index		(13.12)	4.40	7.58	--	2.63
Difference versus S&P 500® Index		2.57	(0.15)	2.53	--	2.48
Broad Large Cap Value Composite	8/04	(17.78)	2.53	--	--	6.83
Russell 1000® Value Index		(18.77)	3.52	--	--	6.57
Difference versus Russell 1000® Value Index		0.99	(0.99)	--	--	0.26
Global Core Composite	1/05	(4.31)	11.63	--	--	10.68
MSCI Developed World® Index		(10.17)	9.44	--	--	7.91
Difference versus MSCI Developed World® Index		5.86	2.19	--	--	2.77
Large Cap Value Composite	7/93	(18.05)	3.54	9.83	6.72	10.86
S&P 500® / Citigroup Value Index		(20.24)	3.20	8.36	3.67	9.04
Difference versus S&P 500® / Citigroup Value Index		2.19	0.34	1.47	3.05	1.82

Note:
(1) Returns for periods greater than 1-year are annualized. See notes to performance on p. 32.

30

31 Latest INTECH standardized performance (cont’d) (1) Note: (1) Returns for periods greater than 1- year are annualized. See notes to performance on p. 32. Inception Since Composite and Respective Index Date 1 Year 3 Year 5 Year 10 Year Inception (Composite returns shown net of fees) Broad Enhanced Index 3/06 (12.04) -- -- -- 1.23 Russell 1000® Index (12.36) -- -- -- 2.22 Difference versus Russell 1000® Index 0.32 -- -- -- (0.99) International Equity 11/06 (4.56) -- -- -- 9.80 MSCI EAFE® Index (10.15) -- -- -- 3.60 Difference versus MSCI EAFE® Index 5.59 -- -- -- 6.20 Long/Short Market Neutral 12/06 9.59 -- -- -- 5.95 LIBOR 3-Month Rate 4.00 -- -- -- 4.50 Difference versus LIBOR 3-Month Rate 5.59 -- -- -- 1.45 Broad Large Cap Core (130/30) 1/07 (9.18) -- -- -- (2.95) Russell 1000® Index (12.36) -- -- -- (4.09) Difference versus Russell 1000® Index 3.18 -- -- -- 1.14 Annualized Returns (%) for Periods Ended 6/30/08

32 Latest INTECH standardized performance (cont’d) Past performance cannot guarantee future results. Your principal may be at risk during certain market periods. Performance results reflect the reinvestment of dividends and other earnings. Portfolio performance results shown are time-weighted rates of return using daily valuation and include the effect of transaction costs (commissions, exchange fees, etc.). The composites include all actual fee paying accounts managed on a fully discretionary basis according to the investment strategy from inception date, including those no longer under management. Accounts meeting such criteria enter the composite upon the full first month under management. The net performance results do not reflect the deduction of investment advisory fees actually charged to the accounts in the composite. However, the net performance results do reflect the deduction of model investment advisory fees. For example, through 12/31/2004, net returns were derived using the maximum fixed fee in effect for each strategy. As of 1/1/2005, net returns were calculated by applying the standard fee schedule in effect for the respective period to each account in the composite on a monthly basis. Actual advisory fees may vary among clients invested in this strategy. Actual advisory fees paid may be higher or lower than model advisory fees. The S&P 500®/Citigroup Growth Index is a capitalization-weighted index. The S&P 500®/Citigroup style indices allow for overlap between growth and value. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure growth and will be allocated to the growth index. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure value and will be allocated to the value index. The remaining stocks that are neither pure growth nor pure value will be apportioned between the two style indices. The S&P 500®/Citigroup style indices will be reconstituted annually. The annual reconstitution of the S&P 500®/Citigroup style indices will occur annually on the 3rd Friday of December to coincide with futures and options expiration. From inception to 12/31/2005, the portfolio's benchmark was the S&P 500®/Barra Growth Index (the "Barra Index"). During the period from 1/1/2006 to 3/31/2006, the benchmark return consisted partially of the return of the Barra Index and the S&P 500®/Citigroup Growth Index (the "Citigroup Index") to resemble the portfolio's composition during the transitional period. The index data for the Large Cap Growth index above is representative of this change. The S&P 500®/Citigroup Value Index is a capitalization-weighted index. The S&P 500®/Citigroup style indices allow for overlap between growth and value. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure growth and will be allocated to the growth index. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure value and will be allocated to the value index. The remaining stocks that are neither pure growth nor pure value will be apportioned between the two style indices. The S&P 500®/Citigroup style indices will be reconstituted annually. The annual reconstitution of the S&P 500®/Citigroup style indices will occur annually on the 3rd Friday of December to coincide with futures and options expiration. From inception to 12/31/2005, the portfolio's benchmark was the S&P 500®/Barra Value Index (the "Barra Index"). During the period from 1/1/2006 to 3/31/2006, the benchmark return consisted partially of the return of the Barra Index and the S&P 500®/Citigroup Value Index (the "Citigroup Index") to resemble the portfolio's composition during the transitional period. The index data for the Large Cap Value Composite above is representative of this change. MSCI Developed World® Index is a free float-adjusted, market capitalization-weighted index that is designed to measure global developed market equity performance. LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates available.

33 eVestment Alliance’s (eA) software was used by JanusINTECH Institutional to create the performance rankings shown on page 10. A fee was paid to the firm for the use of the software. The results are presented gross of fees, are annualized for periods of one year or longer and are based on performance as of March 31, 2008. For Janus Concentrated Growth, the percentile rankings were based on 357, 347, 322 and 213 managers in the large cap growth universe for the 1-, 3-, 5-, and 10-year periods. For Janus U.S. Research Core Equity, the percentile rankings were based on 352 and 338 managers in the large cap growth universe for the 1-, and 3-year periods. For Janus Mid Cap Growth, the percentile rankings were based on 142, 134, 121 and 66 managers in the mid cap growth universe for the 1-, 3-, 5-, and 10-year periods. For Janus Small Cap Growth the percentile rank was among 192 managers in the small cap growth universe for the 1-year period. For Janus International Equity the percentile rankings were based on 67, 63, 58, and 37 managers in the international large cap growth universe for the 1-, 3-, 5-, and10-year periods. For Janus Global Research Growth the percentile ranking was based on 201 managers in the global equity universe for the 1-year period. For Janus Opportunistic Alpha the percentile rankings were based on 103, 94, and 81 managers in the all cap core universe for the 1-, 3-, and 5- year periods. For Janus Select Growth the percentile rankings were based on 357, 347, 322, and 213 managers in the large cap growth universe for the 1-, 3-, 5-, and10-year periods. For Janus Mid Cap Value the percentile rankings were based on 124, 116, and 105 managers in the mid cap value universe for the 1-, 3-, and 5- year periods. For Janus Small Cap Value the percentile rankings were based on 218, 205, 187, and 124 managers in the small cap value universe for the 1-, 3- , 5-, and10-year periods. Janus-managed institutional product performance disclosures

34 Safe harbor statement This presentation includes statements concerning potential future events involving Janus Capital Group Inc. that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus’ Annual Report on Form 10-K for the year ended December 31, 2007, on file with the Securities and Exchange Commission (Commission file no. 001-15253), including those that appear under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Many of these factors are beyond the control of the company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realized.

35 Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from janus.com. Read it carefully before you invest or send money. Janus Capital Group consists of Janus Capital Management LLC, Enhanced Investment Technologies, LLC (INTECH), and Capital Group Partners, Inc. Janus Capital Group owns 30% of Perkins, Wolf, McDonnell and Company, LLC. INTECH is a subsidiary of Janus Capital Group Inc. Indexes are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance. The MSCI Worldsm Index is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in North America, Europe and the Asia/Pacific Region. The MSCI EAFE®Index is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in Europe, Australasia and the Far East. The MSCI EAFE®Growth Index is a subset of the Morgan Stanley Capital International EAFE Index and contains constituents of the Morgan Stanley Capital International EAFE Index which are categorized as growth securities. The MSCI EAFE®Value Index is a subset of the Morgan Stanley Capital International EAFE Index and contains constituents of the Morgan Stanley Capital International EAFE Index which are categorized as value securities. Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Janus funds distributed by Janus Distributors LLC (7/08) Other important disclosures